Significant Accounting Policies (Tables)	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Significant Accounting Policies
Schedule of Potentially Dilutive Securities

	For the nine months ended September 30,
	2024	2023
Warrants	60,957,004	70,102
Options	76,112	76,112
Class A Preferred Shares	250,000	250,000
Unvested restricted stock awards	60,111	64,706
Unvested restricted stock units	11,379	106,100
Total	61,354,606	567,020

The table below summarizes potentially dilutive securities that were not considered in the computation of diluted net loss per share because they would be anti-dilutive.

	For the year ended December 31,
	2023	2022
Warrants(1)	2,813,632	70,195
Options	76,112	76,112
Class A Preferred Shares	250,000	250,000
Unvested restricted stock awards	64,706	34,016
Unvested restricted stock units	95,197	165,912
Total	3,299,647	596,235
(1)	Excludes 1,668,236 pre-funded warrants. The shares underlying the pre-funded warrants are included in basic net loss per share.